UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.
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(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI Israel Capped Investable Market Index Fund	NYSE Arca, Inc.	26-0354708
iShares MSCI Thailand Investable Market Index Fund	NYSE Arca, Inc.	26-1799286
iShares MSCI Turkey Investable Market Index Fund	NYSE Arca, Inc.	26-2126084

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General

Instruction A.(c), check the following box.                                                                                                                     [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                     [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                     33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act:      None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares MSCI Israel Capped Investable Market Index Fund reference is made to Post-Effective Amendment No. 55 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 26, 2008 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (File Nos. 33-97598; 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Thailand Investable Market Index Fund reference is made to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A, filed with the SEC on March 26, 2008 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (File Nos. 33-97598; 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Turkey Investable Market Index Fund reference is made to Post-Effective Amendment No. 57 to the Registrant’s registration statement on Form N-1A, filed with the SEC on March 26, 2008 pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (File Nos. 33-97598; 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.    Registrant's Articles of Restatement, incorporated herein by reference to Exhibit (a.1) of Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 22, 2006 (File Nos. 33-97598; 811-09102) (“PEA No. 31”).

2.   Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.2) of PEA No. 31.

3.   Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.3) of PEA No. 31.

4. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.4) to Post Effective Amendment No. 35 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on July 19, 2007 (File Nos. 33-97598; 811-09102).

5. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.5) of Post-Effective Amendment No. 55  to the Registrant's registration statement on Form N-1A, which was filed with the SEC on March 26, 2008 (File Nos. 33-97598; 811-09102) (“PEA No. 54”).

6.   Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.3) of PEA No. 54.

7.   Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b.2) to Post Effective Amendment No. 32 to the Registrant's registration statement on Form
      N-1A, which was filed with the SEC on April 16, 2007 (File Nos. 33-97598; 811-09102).

SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: March 26, 2008	iSHARES, INC. By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary